UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Royal Financial, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 30, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Royal Financial, Inc.  The meeting will be held at 9226 South Commercial Avenue, Chicago, Illinois, on Wednesday, October 21, 2009, at 1:00 p.m. local time.  The matters to be considered by stockholders at the Annual Meeting are described in detail in the accompanying materials.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be conducted at the meeting.  Directors and officers of Royal Financial, Inc. as well as representatives of Crowe Horwath LLP, the company’s independent accountants, will be present at the meeting to respond to any questions from our stockholders.

The Board of Directors of Royal Financial, Inc. has determined that the specific proposals to be considered at the meeting are in the best interests of the company and its stockholders.  For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote “FOR” each of these matters.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.   We urge you to mark, sign and date your proxy card today and return it promptly in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Thank you for your continued support of Royal Financial, Inc.

Sincerely,

/s/James A. Fitch, Jr.
James A. Fitch, Jr.
Chairman of the Board

ROYAL FINANCIAL, INC.
9226 SOUTH COMMERCIAL AVENUE
CHICAGO, ILLINOIS 60617
(773) 768-4800

___________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 21, 2009

___________________

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders of Royal Financial, Inc. (the “Company”) will be held at the Company’s main office located at 9226 South Commercial Avenue, Chicago, Illinois, on Wednesday, October 21, 2009, at 1:00 p.m. local time for the following purposes, all of which are further described in the accompanying Proxy Statement:

(1)	To elect three Class II directors to serve for a three-year term;

(2)	To ratify the appointment of Crowe Horwath LLP, as the Company’s independent public accountants for the fiscal year ending June 30, 2010; and

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof, including whether or not to adjourn the meeting.

The Board of Directors has fixed September 15, 2009 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.  Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.  If there is an insufficient number of shares represented for a quorum, the meeting may be adjourned to permit further solicitation of proxies by the Company.  A list of stockholders entitled to vote at the meeting will be available for inspection at the Company’s main office located at 9226 South Commercial Avenue, Chicago, Illinois 60617, the day of the Annual Meeting and for a period of ten days prior to the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/Andrew Morua
Andrew Morua
Secretary

September 30, 2009
Chicago, Illinois

____________________

PROXY STATEMENT
____________________

2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 21, 2009

General

This Proxy Statement is being furnished to the holders of common stock, $0.01 par value per share (“Common Stock”), of Royal Financial, Inc. (“Royal Financial” or the “Company”), a Delaware corporation and the savings bank holding company of Royal Savings Bank (“Royal Savings Bank” or the “Bank”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Annual Meeting of Stockholders (“Annual Meeting”) and at any adjournment thereof.  The meeting will be held at the Company’s and the Bank’s main office at 9226 South Commercial Avenue, Chicago, Illinois, on Wednesday, October 21, 2009, at 1:00 p.m. local time for the purposes set forth in the Notice of Annual Meeting of Stockholders.  This Proxy Statement is first being mailed to stockholders on or about September 30, 2009.

Voting Rights

Only stockholders of record at the close of business on September 15, 2009 (“Record Date”) will be entitled to notice of and to vote at the Annual Meeting.  At such date, there were 2,559,548 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding.  Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting.  The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.  Directors are elected by a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote.  The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of the Company’s independent accountants.

Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting.  Because of the required votes, abstentions will have the effect of a vote “against” the proposal to ratify the appointment of the Company’s independent accountants.  Under rules applicable to broker-dealers, the election of directors and the proposal to ratify the appointment of the Company’s independent auditors are considered “discretionary” items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions.  Directors are elected by a plurality of the votes cast, without regard to broker non-votes or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

Proxies

Stockholders are requested to vote by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope.  Stockholders are urged to indicate their vote in the spaces provided on the proxy card.

Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies.  If no contrary instructions are given, or no instructions are indicated for any or all of the proposals, each proxy received will be voted as follows:

(1)	FOR the nominees for director described herein;

(2)	FOR ratification of Crowe Horwath LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2010; and

(3)
upon the transaction of such other business as may properly come before the meeting or any adjournments thereof, including whether or not to adjourn the meeting, in accordance with the best judgment of the persons appointed as proxies.

Other than the matters listed in the accompanying Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the meeting.  Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the meeting and at any adjournments of the meeting, including whether or not to adjourn the meeting.

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by either (1) filing a written notice of revocation with the Secretary of the Company (Andrew Morua, Secretary, Royal Financial, Inc., 9226 South Commercial Avenue, Chicago, Illinois 60617); (2) delivering to the Company a duly-executed proxy bearing a later date; or (3) attending the Annual Meeting and giving the Secretary notice of his or her intention to vote in person.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

If you have any questions or need assistance in submitting your proxy, voting your shares or need additional copies of this proxy statement or the accompanying proxy card, you should contact our transfer agent, Registrar and Transfer Company, at:

Registrar and Transfer Company
10 Commerce Drive
Cranford, NJ   07016

Banks, brokerage firms and stockholders please call  (800) 368-5948.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on October 21, 2009:  This proxy statement and our 2009 annual report to stockholders on Form 10-K are available at:  http://www.cfpproxy.com/5777

Participants in the ESOP

If you participate in the Company’s Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction form that reflects all shares you may direct the trustee to vote on your behalf under the plan.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions have been received in the same proportion as shares for which it has received timely voting instructions.  The deadline for returning your voting instructions to the ESOP trustee is October 14, 2009.

Cost of Proxy Solicitation

The cost of solicitation of proxies will be borne by the Company.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock.  In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

Beneficial Ownership

The following table sets forth information as to the Common Stock beneficially owned as of the Record Date by (1) each current director, director nominee and Named Executive Officer, (2) all directors, director nominees and Named Executive Officers of the Company and the Bank as a group, and (3) persons known to the Company to be the beneficial owner of 5% or more of the Common Stock.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Unvested Restricted Stock(1)	Exercisable Options	Total Amount of Beneficial Ownership(2)	Total Percentage Ownership(3)
Directors and Director Nominees:
Alan W. Bird	29,164	2,116	21,160	52,440	2.0%
John T. Dempsey	5,232	1,058	10,580	16,870	*
James A. Fitch, Jr.	2,116	5,174	5,290	12,580	*
C. Michael McLaren	212	1,904	—	2,116	*
Barbara K. Minster	26,877	1,058	7,935	35,870	1.4
Roger L. Hupe(4)	—	—	—	—	*
Rodolfo Serna	5,732	1,058	10,580	17,370	*
Leonard Szwajkowski	3,174	2,116	7,935	13,225	*

Non-Director Named Executive Officers:
Andrew Morua	4,232	1,058	10,580	15,870	*
Jodi A. Ojeda	1,700	1,800	3,000	6,500	*
Kelly A. Wilson	4,014	1,058	10,580	15,652	*
Total Directors, Director Nominees and Executive Officers (11 persons)	82,453	18,400	87,640	188,493	7.4%

Other Significant Stockholders:
Royal Financial, Inc. Employee Stock Ownership Plan Trust(5) 9226 South Commercial Avenue Chicago, Illinois 60617	194,430	—	—	194,430	7.6%

PL Capital Group(6) 20 E. Jefferson Avenue Suite 22 Naperville, Illinois 60540	250,800	—	—	250,800	9.8

Philip J. Timyan(7) c/o Riggs Qualified Partners, LLC 4324 Central Avenue Western Springs, Illinois 60558	234,400	—	—	234,400	9.2

The Banc Funds Company, L.L.C.(8)	141,100	—	—	141,100	5.5
_____________
*	Equals less than 1% of the outstanding Common Stock.
(1)	Represents shares of outstanding common stock that are subject to forfeiture until they vest pursuant to the terms of the related restricted stock award agreement.
(2)	Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission (“SEC”) under the Exchange Act.
(3)	Based on the number of shares of Common Stock outstanding as of September 15, 2009, including outstanding but unvested restricted stock.
(4)	Mr. Hupe is a nominee for director at the 2009 Annual Meeting.
(5)
As of the Record Date, 105,800 shares held in the ESOP were unallocated, and 88,630 shares held in the ESOP had been allocated to the accounts of participating employees.  Under the terms of the ESOP, the Trustee will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees.  Unallocated shares held in the ESOP and allocated shares for which no voting instructions have been received will generally be voted by the ESOP Trustee in the same proportion “for” and “against” the proposals presented as the ESOP participants and beneficiaries actually vote the shares allocated to their individual accounts, subject in each case to the fiduciary duties of the ESOP trustee and applicable law.  Any allocated shares which “abstain” on a proposal will generally be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries.

(6)
Based on information obtained from Schedule 13D/A filed by PL Capital Group with the SEC on October 9, 2007.  Total amount of beneficial ownership includes shares beneficially owned by each of Financial Edge Fund, L.P., Financial Edge – Strategic Fund, L.P., Goodbody/PL Capital, L.P., Goodbody/PL Capital, LLC, PL Capital, LLC, PL Capital Advisors, LLC, PL Capital Offshore, Ltd., PL Capital/Focused Fund, L.P., John W. Palmer and Richard J. Lashley.

(7)
Based on information obtained from Schedule 13D filed by Philip Timyan with the SEC on July 3, 2007.  Total amount of beneficial ownership includes shares beneficially owned by each of Riggs Qualified Partners, LLC, RAM T, L.P. and Mr. Timyan directly.

(8)
Based on information obtained from Schedule 13G filed by Banc Fund VI L.P., Banc Fund VII L.P. and Banc Fund VIII L.P. (collectively, the “Banc Funds”) on February 13, 2009.  Mr. Charles J. Moore is the principal shareholder of The Banc Funds Company, L.L.C., the general partner of the Banc Funds, and manager of each of the Banc Funds and, as such, has voting and dispositive power over the shares of common stock of the Company held by the Banc Funds.

PROPOSAL 1. — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of seven members.  The Company’s Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year.  There are three persons currently serving as Class II directors whose term will expire at the 2009 Annual Meeting.  Of the seven current members of the Board, five directors have been determined by the Board to be “independent” within the meaning of “independent” under the rules of the Nasdaq Stock Market.

On July 21, 2008, C. Michael McLaren was appointed to the Board of Directors to fill the vacancy created by the retirement of former director Peter C. Rolewicz, which was effective January 3, 2008.  Barbara K. Minster, a director of the company since 1995 (which includes service with the Bank prior to the Bank’s conversion), was not nominated for re-election as a director and as a result, Ms. Minster’s tenure on the Boards of the Company and the Bank will end at the Annual Meeting.  The Board of Directors has nominated Roger L. Hupe to fill the vacancy created in Class II.

At the Annual Meeting, stockholders will be asked to elect three directors to serve for a three-year term and until their successors are elected and qualified.  Two of the director nominees are currently serving as directors and were selected by the Nominating Committee of the Board of Directors for re-election as Class II directors.  The Nominating Committee also recommended that the Board of Directors nominate Mr. Hupe for election as a Class II director at the Annual Meeting.  There are no arrangements or understandings between the nominees and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting.  No director or director nominee is related to any other director or executive officer of the Company by blood, marriage or adoption.

Each of the nominees has indicated a willingness to serve, and the Board of Directors knows of no reason why either of the nominees may not be able to serve as a director if elected.  However, if any of the nominees should be unable or unwilling to stand for election at the Annual Meeting, the proxies may be voted for the election of such other person(s) selected by the Board of Directors of the Company.  Proxies cannot be voted for a greater number of persons than the number of nominees for director named.  To be elected as a director, each nominee must receive the affirmative vote of a plurality of the shares present in person or represented by proxy and entitled to vote at the meeting.  Stockholders of the Company have no cumulative voting rights with respect to the election of directors.

Information With Respect to Nominees for Director

The following table presents certain biographical and background information about each director nominee.

Nominees for Class II Director to Serve a Three-Year Term Expiring in 2012

Name	Age	Position with the Company and Principal Occupation During the Past Five Years	Director Since(1)
Alan W. Bird	70	Director. Senior Vice President – Investments of the Company until January 2008; formerly Chairman of the Board of the Bank (from May 1991) and of the Company (since inception) until October 2007. President of McDevitt & Bird Investment Management Co., Elizabeth, Illinois, from 1996 to present.	1972
James A. Fitch, Jr.	53	Director since August 15, 2007; Chairman of the Board since October 1, 2007. Co-founder, owner and president of Trinity Manufacturing Corporation since 2003; President and CEO of Advance Bank and Advance Bancorp from 1998-2003, President and CEO of South Chicago Bank from 1991-1999; U.S. Army Infantry Officer, 1977-1991	2007
Roger L. Hupe	66	Director nominee. Majority stockholder of Evergreen Sod Farm, Inc., since 1964; Olde-Tyme Supply, Inc., since 1999; Country Supply, Inc., since 1975; Liberty Leasing and Equipment Company, Inc., since 1988; Former Chairman of the Board of Directors of Advance Bancorp, Lansing, IL, 2001-2003; Director of Advance Bank S. B. in Lansing, IL, 1991 to 2003; and Director of the former Homewood Federal Savings and Loan Association in Homewood, IL from 1981-1991.	—
_____________
(1)	Includes service with the Bank prior to the Bank’s conversion.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION
OF EACH OF THE ABOVE NOMINEES FOR CLASS II DIRECTOR.

Members of the Board of Directors Continuing in Office

The following table presents certain biographical and background information about each director whose term continues after the Annual Meeting.

Class III Directors with Terms Expiring in 2010

Name	Age	Position with the Company and Principal Occupation During the Past Five Years	Director Since(1)
Leonard Szwajkowski	46
President and Chief Executive Officer of the Company and Bank since October 4, 2007.  Previously, Interim Chief Executive Officer of the Company and the Bank from June 18, 2007 to October 4, 2007, Interim Chief Financial Officer of the Company and the Bank from October 4, 2007 to January 3, 2008, Sr. V.P./Chief Financial Officer of the Company and the Bank from April 2006 until October 4, 2007, and Sr. V.P. – Finance from February 2006 to April 2006.  From May 2003 to February 2006, V.P./CFO and Director of Sharlen Electric Co. in Chicago; from August 2000 to May 2003, V.P. – Strategic Planning of Advance Bank in Chicago; from April 2000 to August 2000, Financial Consultant – State of Illinois; from May 1979 to April 2000, Sr. V.P./CFO and director of East Side Bank and Trust Company in Chicago.  Adjunct Professor – St. Xavier University in Chicago, 1999 to present.
			2007

John T. Dempsey	71	Director. Investment portfolio manager, Barrington Asset Management, Inc., Chicago, Illinois, since 1992.	1999
_____________
(1)	Includes service with the Bank prior to the Bank’s conversion.

Class I Directors with Terms Expiring in 2011

Name	Age	Position with the Company and Principal Occupation During the Past Five Years	Director Since(1)
C. Michael McLaren	61	Director. President since 2002 of BPS Capital Management, Inc., Bloomington, Minnesota, which specializes in financial institution balance sheet and risk management; bank consultant since 1987.	2008
Rodolfo Serna	67	Director. Retired principal of Kelvyn Park High School, Chicago, Illinois, from 1985 to 1989; former Central Office Administrator from 1989 to 1999, Assistant Superintendent-Language & Culture from 1989 to 1995, and Deputy Director of School/Community Relations from 1995-1999, for the Chicago Public Schools.	2000
_____________
(1)	Includes service with the Bank prior to the Bank’s conversion.

Director Independence

Based upon the recommendations of the Nominating Committee, the Board of Directors has determined that Messrs. Dempsey, Fitch, McLaren and Serna and Ms. Minster, as well as director nominee, Mr. Hupe, are “independent” in accordance with the listing standards of the Nasdaq Stock Market.

Director Nomination Procedures

The Board of Directors has delegated responsibility to the Nominating Committee to identify and select director nominees who are in a position to exercise independent judgment, provide effective oversight of management and serve the best interests of stockholders.  The Nominating Committee, comprised of a majority of independent directors, recommends to the full Board for approval the proposed slate of director nominees for election at the annual meeting of stockholders.

In selecting director nominees, the Nominating Committee will consider, among other factors, the existing composition of the Board and the committee’s evaluation of the mix of Board members appropriate for the perceived needs of the Company.  The Nominating Committee seeks a range of experience, knowledge and judgment and a diversity of perspectives on the Board to enhance the Board’s effectiveness.  The Nominating Committee also believes continuity in leadership and board tenure maximizes the Board’s ability to exercise meaningful board oversight.  Because qualified incumbent directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director of the Company, the Nominating Committee will generally consider as potential candidates those incumbent directors interested in standing for re-election who the committee believes have satisfied director performance expectations, including regular attendance at, preparation for and meaningful participation in Board and committee meetings.

Under its policies, the Nominating Committee also considers the following in selecting the proposed nominee slate:

•	at least a majority of directors should be “independent” in the opinion of the Board as determined in accordance with Nasdaq standards (although the Company is not a Nasdaq-listed company);

•	at all times at least three members of the Board must satisfy the heightened standards of independence for Audit Committee members; and

•	at all times the Board should have at least one member who satisfies the criteria to be designated by the Board as an “audit committee financial expert.”

The Board recognizes the following characteristics and skills as minimum qualifications for any potential director candidate:

•	highest personal and professional ethics and integrity; commitment to the Company’s values;

·	ability and willingness to devote sufficient time and attention to fulfilling Board duties and responsibilities;

•	relevant business, professional or managerial skills and experience; mature wisdom;

•	communication, leadership and team building skills;

•	comprehension of the Company’s business plans and strategies; financial sophistication;

•	ability to assist in the formulation of business strategies and to monitor and guide expectations;

•	ability and willingness to exercise independent judgment and express tough opinions;

•	collegial personality; nonconfrontational and constructive, but able to challenge, ask questions and assess responses;

•	good health and mental alertness; and

•	alignment of personal interests with long-term interests of stockholders.

Stockholder Director Nominee Recommendations.  It is generally the policy of the Nominating Committee to consider stockholder recommendations of proposed director nominees if such recommendations are serious and timely received.  To be timely, recommendations must be received in writing at the principal executive offices of the Company, addressed to the Secretary or the Nominating Committee, at least 120 days prior to the anniversary date of mailing of the Company’s proxy statement for the prior year’s annual meeting.  See “Stockholder Proposals.”  In addition, any stockholder director nominee recommendation must include the following information:

•	the proposed nominee’s name, age, business and residence address, qualifications and the reason for such recommendation;

•	the name, age and residence and business addresses of the stockholder(s) proposing such nominee;

•	the number of shares of stock of the Company which are beneficially owned by such stockholder(s);

•
a representation that the stockholder is a holder of record of the Company’s stock, entitled to vote at the annual meeting, and that he intends to personally appear in person or by proxy at the annual meeting to nominate such person;

•	a description of any financial or other arrangement, relationship or understanding between the stockholder(s) and such nominee or between the stockholder(s), nominee and any other person(s);

•	such other information as would be required to be included in the Company’s proxy statement about the stockholder and the nominee; and

•	the consent of such nominee to serve as a director of the Company if elected.

Board Meetings

Regular meetings of the Board of Directors of the Company are held on a monthly basis and special meetings of the Board of Directors of the Company are held from time-to-time as needed.  There were twelve regular meetings and five special meetings of the Board of Directors of the Company held during the fiscal year ended June 30, 2009.  No director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held during fiscal 2009 and the total number of meetings held by all committees of the Board on which the director served during fiscal 2009.

Board Committees

The Board of Directors currently has a separate Compensation Committee, Nominating Committee and Audit Committee.  A brief description of the duties and responsibilities of each of these committees is included below.  The Company anticipates that the Board of Directors will meet following the Annual Meeting to determine any change in committee membership necessary as a result of the departure of Ms. Minster from, and the anticipated election of Mr. Hupe to, the Board of Directors.

Compensation Committee.  The Compensation Committee is responsible for reviewing the performance of the Chief Executive Officer; reviewing and recommending the compensation of the Company’s officers, including the Chief Executive Officer; recommending and approving stock option grants, restricted stock and other awards to management under the Company’s Stock Option Plan and Management Recognition and Retention Plan; reviewing and recommending compensation programs including stock option grants, profit sharing contributions and annual bonuses; reviewing and recommending director compensation; advising the Chief Executive Officer on miscellaneous compensation issues; and advising management regarding management succession planning issues.  The Compensation Committee also advises and assists management in formulating policies regarding compensation.

The current members of the Compensation Committee are Messrs. Serna (Chairman) and McLaren and Ms. Minster.  Each of the members of the committee is considered “independent” within the meaning of the Nasdaq rules, as currently in effect.  The Compensation Committee met four times in fiscal 2009.

Nominating Committee.  The Nominating Committee is responsible for proposing to the Board a slate of nominees for election as directors by stockholders at each annual meeting.  The Nominating Committee is also responsible for taking a leadership role in shaping the Company’s corporate governance practices.  In carrying out its duties, the Nominating Committee has also been delegated the responsibility to:  determine criteria for the selection and qualification of the Board members; recommend for Board approval persons to fill vacancies on the Board which occur between annual meetings; evaluate, at least annually, each Board member’s “independence” and make recommendations, at least annually, regarding each Board member’s “independence” status consistent with then applicable legal requirements; make recommendations regarding director orientation and continuing education; and consider the effectiveness of corporate governance practices and policies followed by the Company and the Board.  The current members of the Nominating Committee are Ms. Minster (Chairperson) and Messrs. Bird, Dempsey and Fitch.  The Nominating Committee met three times in fiscal 2009.

Audit Committee.  The Audit Committee is responsible for supervising the Company’s accounting, reporting and financial control practices.  Generally, the Audit Committee reviews the quality and integrity of the Company’s financial information and reporting functions, the adequacy and effectiveness of the Company’s system of internal accounting and financial controls, and the independent audit process, and annually reviews the qualifications of the independent public accountants.  The independent public accountants are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

The current members of the Audit Committee are Messrs. Dempsey (Chairman), Serna and McLaren.  Each of the members of the committee is considered “independent” within the meaning of the Nasdaq rules, as currently in effect, and satisfies the heightened independence standards under the SEC rules, as currently in effect.  The Board of Directors has determined that Mr. Dempsey, one of the Audit Committee’s independent members, is an “audit committee financial expert” as that term is defined in SEC rules.  The Audit Committee met sixteen times in fiscal 2009.

The Compensation Committee, the Nominating Committee and the Audit Committee each operates under a written charter.  Copies of the charters for the Audit Committee, the Compensation Committee and the Nominating Committee were filed as appendices to the Company’s proxy statement for its 2008 Annual Stockholders Meeting.

Stockholder Communications with Directors

Generally, stockholders who have questions or concerns regarding the Company should contact the Company’s Chairman, James A. Fitch, Jr., at 941-962-6700, its Chief Executive Officer and President, Leonard Szwajkowski, at 773-382-2111 or visit the Company’s website at www.royalsavingsbank.com.  However, any stockholder who wishes to communicate directly with the Board of Directors, or one or more individual directors, may direct correspondence in writing to the Board, any committee of the Board or any named directors, c/o the Secretary of the Company at Royal Financial, Inc., 9226 South Commercial Avenue, Chicago, Illinois 60617.  The Company’s policy is to forward written communications received from stockholders to the appropriate directors.

The Board of Directors encourages directors to attend the Company’s annual meeting of stockholders each year, and it is expected that a majority of the current members of the Board will attend the Company’s 2009 Annual Meeting.  All directors serving on the Board of Directors as of the date of the Company’s 2008 annual meeting attended the Company’s 2008 annual meeting.

Executive Officers Who Are Not Directors

The following table sets forth certain information with respect to current executive officers of the Company who are not also directors of the Company.  All executive officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

Name	Age	Position with the Company and Principal Occupation During the Past Five Years

Andrew Morua	48
Sr. V.P. – Loans of the Bank since July 2003; Secretary of the Company and the Bank since August 2004; Interim President of the Company and the Bank from June 18, 2007 until October 4, 2007; Regional V.P. of Advance Bank in Chicago from 1999 to 2003.

Jodi A. Ojeda	46
Sr. V.P. and Chief Financial Officer of the Company and the Bank since January 2008; previously V.P. and Controller of the Company and the Bank from August 2006 until January 2008; formerly Chief Financial Officer of Southeast Chicago Development Commission beginning January 2004; V.P. and Controller of The Sharlen Group in Chicago from September 2000 until April 2003; and Controller of BankChicago from October 1991 until September 2000.

Kelly A. Wilson	37
Sr. V.P. – Operations/IT of the Bank since August 2003; previously, from 1997 to 1999, Systems Specialist of Advance Bank in Chicago; 1999 to 2000 as Assistant Branch Administrator and from 2000 until August 2003 as Assistant V.P./Data Resource Manager of Advance Bank.

EXECUTIVE COMPENSATION
Summary Compensation Table

The following table summarizes the compensation earned from the Company and its subsidiaries for services rendered in all capacities during the fiscal years ended June 30, 2009 and 2008 by the persons who held the positions of (i) President and Chief Executive Officer, (ii) Senior Vice President – Loans and Secretary, (iii) Senior Vice President—Operations/IT, and (iv) Senior Vice President and Chief Financial Officer (the Company’s “Named Executive Officers”) during the 2009 fiscal year.

		Summary Compensation Table
Name and Principal Position During 2009 Fiscal Year	Year	Salary	Bonus	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compen-sation	Nonquali-fied Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)		Total ($)
Leonard Szwajkowski President and Chief	2009	$140,000	—	15,330	13,357	—	—	47,798	(2)	216,485
Executive Officer	2008	$140,000	—	15,330	13,357	—	—	41,453	(2)	210,140
Andrew Morua Senior Vice President–	2009	$130,000	—	14,706	12,722	—	—	25,441	(3)	182,869
Loans and Secretary	2008	$130,000	—	14,706	12,722	—	—	24,285	(3)	181,713
Kelly A. Wilson Senior Vice President–	2009	$95,000	—	14,706	12,722	—	—	18,592	(3)	141,020
Operations/IT	2008	$95,000	—	14,706	12,722	—	—	17,747	(3)	140,175
Jodi A. Ojeda Senior Vice President and Chief Financial	2009	$87,000	—	10,000	5,330	—	—	17,026	(3)	119,356
Officer	2008	$83,500	—	8,650	5,330	—	—	15,599	(3)	113,079
_____________
(1)
No stock or option awards were granted during fiscal 2008 or 2009 to the Named Executive Officers other than to Ms. Ojeda.  Amounts in columns represent the dollar amount of expense recognized on outstanding equity awards for consolidated financial statement reporting purposes in accordance with SFAS 123R, without regard to discount for estimated forfeitures.

(2)	Includes value (at an original average per share purchase price of $12.64) allocated by the Company on behalf of Mr. Szwajkowski under the ESOP of $27,398 and director’s fees of $20,400.
(3)	Represents value (at an original average per share purchase price of $12.64) allocated by the Company on behalf of the executive under the ESOP.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes for each Named Executive Officer the number of shares of common stock subject to outstanding equity awards and the value of such awards that were unexercised or that have not vested at June 30, 2009.

Outstanding Equity Awards as of June 30, 2009

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable(1)(2) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested(3) (#)	Market Value of Shares or Units of Stock that have not Vested(4) ($)
Leonard Szwajkowski	7,935	5,290	14.49	2/21/16	2,116	6,242
Andrew Morua	7,935	5,290	13.90	10/26/15	2,116	6,242
Kelly A. Wilson	7,935	5,290	13.90	10/26/15	2,116	6,242
Jodi A. Ojeda	2,000	3,000	14.60	7/18/16	2,800	8,260
_____________
(1)	The numbers and amounts in the table represent shares of common stock subject to options granted by the Company that were unexercised as of June 30, 2009.
(2)
The vesting dates of the options held at June 30, 2009 that were unexercisable are as follows:  (i) for the unvested options that expire on February 21, 2016:  2,645 shares each vest on February 21, 2010 and 2011, respectively; (ii) for the unvested options that expire on October 26, 2015:  2,645 shares each vest on October 26, 2009 and 2010, respectively; and (iii) for the unvested options that expire on July 18, 2016:  1,000 shares each vest on July 18, 2010 and 2011, respectively.

(3)
The vesting dates of the restricted stock held at June 30, 2009 that were unvested are as follows:  (i) for Mr. Szwajkowski, 1,058 shares each vest on February 21, 2010 and 2011, respectively; (ii) for Mr. Morua and Ms. Wilson, 1,058 shares each vest on October 26, 2009 and 2010, respectively; and (iii) for Ms. Ojeda, 500 shares each vest on July 18, 2009, 2010 and 2011, respectively, and 200 shares each vest on January 2,  2010, 2011 and 2012, respectively.

(4)	Based upon the closing price of the Company’s common stock on June 30, 2009 of $2.95 per share.

Employment Agreements

Leonard Szwajkowski.  On February 21, 2006, the Company and the Bank entered into an employment agreement with Leonard Szwajkowski.  The agreement is renewable for successive one-year terms unless either party gives 90 days’ advance notice of an intention to terminate the agreement.  Mr. Szwajkowski’s agreement automatically renewed for an additional term on January 20, 2009.  The agreement provides for an initial annual base salary effective as of July 1, 2006, of $105,000, subject to review from time to time, and which may be increased when and to the extent the Board of Directors, based upon the recommendation of the Compensation Committee, in its discretion, determines.  Mr. Szwajkowski’s salary for fiscal 2009 was $140,000.  Mr. Szwajkowski may receive a discretionary bonus to the extent determined by the board of directors and is entitled to participate in the Company’s equity incentive plans and benefit plans and other fringe benefits available to the Bank’s executive officers.

Under the agreement, Mr. Szwajkowski’s employment may be terminated at any time for “cause,” as defined in the agreement.  In this case, or if he resigns without “good reason,” the agreement will immediately terminate, and he would be entitled only to unpaid benefits accrued during the term of his employment.  If Mr. Szwajkowski chooses to resign with good reason, or the Bank chooses to terminate his employment without cause, he also will be entitled to receive severance in the amount equal to 100% of his then-current base annual salary, plus the average of the sum of the bonuses he earned during the previous three years, in addition to a pro rata bonus for the year of termination based on the prior year’s bonus amount, if any.

In the event that Mr. Szwajkowski is terminated after a change in control (as defined in the agreement) of the Company, he will be entitled to (A) a pro rata bonus based on the prior year’s bonus amount, if any; and (B) a lump sum payment equal to two times the sum of (1) his annual base salary, (2) the greater of (a) his bonus amount, if any, for the prior year or (b) his average bonus, if any, for the three preceding years, and (3) the sum of the contributions that the Bank would have made to him during the year under benefit plans and the annual value of any other executive perquisites.

The agreement contains certain noncompetition and nonsolicitation provisions that, subject to certain exceptions, prohibit Mr. Szwajkowski from engaging in any business that provides banking products and services or that otherwise competes with the Company or the Bank within a 20 mile radius of any of the Company’s or its subsidiaries’ locations, or soliciting, either for his own account or for the benefit of any entity located within a 20 mile radius, any clients or employees of the Company or its subsidiaries.  These noncompetition and nonsolicitation provisions will remain in effect for a period of one year after the termination of his employment.

Other Executive Officers.  The Company and the Bank also have entered into employment agreements with (1) Andrew Morua, Senior Vice President – Loans and Secretary, (2) Kelly A. Wilson, Senior Vice President – Operations/IT, and (3) Jodi A. Ojeda, Senior Vice President and Chief Financial Officer (collectively referred to as the “Executives”).

Each of these agreements became effective as of the closing of the conversion, January 20, 2005, except for Ms. Ojeda, whose agreement was effective as of January 3, 2008.  The initial term of the agreement with Mr. Morua is two years.  The initial term of the agreement with each of Ms. Wilson and Ms. Ojeda is one year.  The agreements automatically renew for an additional year, unless either party gives 90 days’ advance notice of an intention to terminate the agreement.  Each of Mr. Morua’s and Ms. Wilson’s agreements automatically renewed for an additional term on January 20, 2009, and Ms. Ojeda’s agreement renewed on January 3, 2009.  Except as discussed below, the terms and provisions of the Executives’ agreements are substantially similar to those of the employment agreement with Mr. Szwajkowski.

The initial annual base salary for each of Mr. Morua, Ms. Wilson and Ms. Ojeda provided in the agreements is $98,880, $58,710, and $87,000, respectively.  Mr. Morua’s base annual salary for fiscal 2009 was $130,000, Ms. Wilson’s salary for 2009 was $95,000, and Ms. Ojeda’s salary for fiscal 2009 was $87,000.  Each Executive’s base salary is subject to periodic review from time to time, and may be increased when and to the extent the Board of Directors, based upon the recommendation of the Compensation Committee, in its discretion, determines.

If an Executive chooses to resign with good reason, or the Company and the Bank terminates his or her employment without cause, he or she is entitled to receive severance in the amount equal to 100% of his or her then-current annual base salary, plus the average of the sum of any bonuses earned during the previous three years, in addition to a pro rata bonus for the year of termination based on the prior year’s bonus amount, if any.

In the event an Executive is terminated after a change of control (as defined in the agreement) of the Company and the Bank, the Executive will be entitled to unpaid benefits accrued during the term of his or her employment, a pro rata bonus for the year of termination based on the prior year’s bonus amount, if any, and a lump-sum payment equal to, in the case of Mr. Morua, two times the sum of, and in the case of all other Executives one times the sum of:  (a) annual base salary; plus (b) the greater of the Executive’s (i) bonus amount, if any, for the prior year or (ii) average bonus, if any, for the three preceding years; plus (c) the sum of contributions that would have been made by the Company and the Bank to the Executive during the year under benefit plans and the annual value of any other executive perquisites.

Each agreement also contains certain noncompete and nonsolicitation provisions prohibiting the Executive for a period of one year following his or her termination from engaging in any business located within 20 miles of any of the Bank’s offices that is involved in banking generally or that otherwise competes with the Company or the Bank, or from soliciting, for his or her own account or for the benefit of any entity located within 20 miles of any office or branch of the Company or the Bank, any clients or employees of the Bank or its subsidiaries.

Profit Sharing Plan; Other Benefits

The Bank’s Profit Sharing Plan, in which substantially all employees were eligible to participate, was terminated as of June 30, 2007, subject to formal approval from the Internal Revenue Service, which was received on November 14, 2008.  There were no contributions to the plan during fiscal 2009.  The Bank also maintains health and welfare benefits for the benefit of substantially all of its full-time employees.

Employee Stock Ownership Plan

The Company has an Employee Stock Ownership Plan (“ESOP”) for eligible employees of the Company and the Bank.  Full-time employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in the ESOP.

The ESOP borrowed funds from the Company to purchase 211,600 shares of Common Stock after the Bank’s conversion from mutual to stock form.  The loan to the ESOP will be repaid principally from employer contributions to the ESOP over 10 years, and the collateral for the loan is the Common Stock purchased by the ESOP.  The interest rate currently payable by the ESOP on the loan to the Company is 7.25% per annum.  Contributions to the ESOP may be fixed under the terms of the ESOP loan until the loan is repaid in full, subject to any refinancing of the loan agreed to by the ESOP trustee.  The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company.  Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company.  The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

Shares of common stock purchased by the ESOP with the loan proceeds are held in a suspense account (referred to in the ESOP as the Unallocated Reserve) and released for allocations to the accounts of eligible participants based on a formula in federal regulations governing ESOP loans as debt service payments are made.  Shares released from the Unallocated Reserve are allocated to each eligible participant’s ESOP account based on the ratio of each such participant’s compensation (as defined in the ESOP) to the total compensation of all eligible ESOP participants.  Forfeitures will be reallocated among eligible participants in a similar manner.  Upon the completion of one year of service, the ESOP account balances of each participant become 20% vested and continue to vest at the rate of 20% for each additional year of service completed by the participant, such that a participant becomes 100% vested upon the completion of five years of service.  Credit is given for years of service with the Bank prior to adoption of the ESOP.  In the case of death, retirement, disability or a change in control, however, participants immediately become fully vested in their ESOP account balances.  Benefits may be payable from the ESOP until death, retirement or disability or in the plan year following separation from service if the participant’s account does not exceed $5,000.  Otherwise, distributions will not be made until the last quarter of the sixth full plan year following separation from service or, if later, when the ESOP loan is repaid in full.  Distributions may also be made to a partial degree after a participant attains age 55 and completes ten years of active participation in the ESOP, even if a participant has not separated from service.

First Bankers Trust Services, Inc. serves as trustee of the ESOP.  Under the ESOP, the trustee must generally vote all allocated shares of common stock held in the ESOP in accordance with the instructions of the corresponding participants.  Allocated shares for which no directions are received and unallocated shares will generally be voted, on any matter, in the same ratio as those allocated shares for which participant instructions are received, in each case subject to the requirements of applicable law and the fiduciary duties of the trustee.

The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974 (“ERISA”), and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

Severance Benefits Plan

Effective September 23, 2008, the Company adopted a Severance Benefits Plan to provide eligible employees with income in the event of termination.  Generally, all regular full-time and part-time employees of the Company and the Bank (including officers) are eligible for benefits under the plan in the event they are terminated by the Company or the Bank for reasons other than for misconduct or unsatisfactory performance below applicable acceptable standards.  Among other benefits, the plan provides for the payment of one weeks’ salary or average earnings per full year of service with the Company or the Bank for terminated eligible employees who are classified as “non-exempt” for payroll purposes, and two week’s salary or average earnings per full year of service for terminated eligible employees who are classified as “exempt” for payroll purposes.  The plan provides for a minimum benefit of two weeks of severance pay and a maximum benefit of 26 weeks of severance pay; however, the amount of severance benefit may be reduced or may be cancelled in certain circumstances. The plan is subject to certain requirements of ERISA.

Executive Compensation Processes and Procedures

The Company’s executive compensation policies are established by the Compensation Committee of the Board of Directors (the “Committee”).  The Committee oversees executive compensation and related matters and administers the Company’s benefit programs for its senior executives.  The Committee is comprised entirely of nonmanagement directors and includes Messrs. McLaren and Serna and Ms. Minster. The Committee is responsible for reviewing the compensation of the Company’s chief executive officer and making recommendations regarding his compensation for approval to the full Board, as well as setting the compensation and benefit policies and programs for the Company’s other executive officers.  The Committee also advises and assists management in formulating policies regarding overall compensation.  The Nominating Committee will meet after the Annual Meeting and make a formal recommendation to the full Board of Directors to replace Ms. Minster, who was not re-nominated as a Class II, with another member of the Board.

Executive Compensation Policies and Objectives

The Company’s compensation policies are designed to align the interests of the Company’s executives with those of the Company’s stockholders.  Through its policies, the Company seeks to improve profitability and long-term stockholder value by rewarding its executives based on criteria set for individual and corporate performance.  The compensation program and policies also are designed to aid in the attraction, motivation and retention of key personnel.  The Committee considers all elements of compensation when determining individual components of pay.  The Company strives to pay its executive officers a salary that is in line with competitive market levels.  In defining the competitive market, the Committee includes companies in the financial institutions industry with an average size and location comparable to the Company and uses compensation survey studies to assist it in making this determination.  In the future, the Committee may retain third-party consultants and use compensation surveys to help develop and maintain a competitive compensation program.  The Committee will select consultants based on their experience in compensation matters and their experience in the financial services industry.

Performance Criteria

In July of each year, under the direction of the Compensation Committee, the chief executive officer’s performance goals are based on a combination of objective and subjective performance criteria.  Objective criteria include the growth of net income, earnings and loans.  Subjective criteria include strategy, leadership, ethics, effectiveness and execution of strategic initiatives.

The performance goals of the other senior executives are set by the chief executive officer in July of each year.  These goals are based upon both corporate and personal performance.  Corporate goals are based upon achievement of the same earnings and growth targets as for the chief executive officer.  Individual performance goals are based upon a combination of personal objective and subjective performance criteria.

Base Salary

In considering annual base salary increases, the Committee, in conjunction with the chief executive officer, reviews the performance of each of its senior executives individually.  In general, competitive trends of the industry and in the Company’s peer group will be followed.  In July of each year, the Committee meets to approve annual base salaries for the executive officers for that fiscal year.

Cash Incentive Compensation

Cash incentive compensation is based on both corporate goal achievement and individual performance.  Bonuses paid will be at, above or below the target percentage depending upon the degree to which individual and corporate goals are met. In July of each year, the Committee approves annual cash incentive compensation amounts, based on performance reviews and the achievement of projected corporate and individual performance levels.  Also, goals and target cash incentive compensation percentages are set for the following year in conjunction with the Board’s approval of the annual business plan.

Equity-Based Incentive Compensation

Presently, senior executives are eligible to receive awards under the Company’s 2005 Stock Option Plan and 2005 Management Recognition Plan.  At its discretion, the Committee reviews and recommends for full Board approval any grant to the chief executive officer and other senior executives of stock-based awards under the plans.  The Committee considers recommendations from the chief executive officer regarding awards for the other senior executives.  The Committee bases the awards on past performance and the expectation that each executive officer’s future performance will positively impact stockholder value.

Compensation of Chief Executive Officer

For the fiscal year ended June 30, 2009, Mr. Szwajkowski received a base salary of $140,000.  Mr. Szwajkowski did not receive a cash bonus for 2009.  The Board based Mr. Szwajkowski’s salary on the salaries of chief executive officers at comparable institutions and on other criteria.

Compensation of Other Executive Officers

Each of the agreements with the Company’s other executive officers provides for an annual base salary that may be reviewed and increased at the discretion of the Committee, and an annual bonus to be determined in and payable at the Committee’s discretion.  The Committee reviews the performance of each executive quarterly by evaluating the achievement of corporate and personal objectives.  The Committee will consider the effect of significant corporate developments and initiatives in evaluating overall corporate performance for 2010 and may grant the discretionary annual bonus and awards of stock options and restricted stock based upon the Committee’s evaluation of each executive’s performance.

Director Compensation

Through its director compensation practices, the Company seeks to enhance its ability to attract and retain directors that meet the Company’s director qualification criteria as discussed under “Director Nomination Procedures.”  The Committee annually reviews and recommends to the Board of Directors the annual directors’ compensation and any additional compensation for service on committees of the Board, other meeting fees or any other benefit payable by virtue of a director’s position as a member of the Board of Directors.

DIRECTOR COMPENSATION

The following table sets forth information regarding the fees paid and options and stock awarded to the Company’s directors during fiscal 2009, other than directors who are Named Executive Officers.

Name	Fees earned or paid in cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	All Other Compensation ($)		Total ($)
Alan W. Bird	20,400	29,412	25,445	—		75,257
John T. Dempsey	24,000	14,706	12,722	—		51,428
James A. Fitch, Jr.	20,400	17,580	10,580	—		48,560
C. Michael McLaren	21,100	1,538	—	—		22,638
Barbara K. Minster	19,900	14,706	12,722	12,000	(3)	59,328
Rodolfo Serna	24,000	14,706	12,722	—		51,428
_____________
(1)
No stock awards were granted to directors in fiscal 2009 other than to Messrs. Fitch and McLaren.  Amounts in column represent the dollar amount of expense recognized on outstanding stock awards for consolidated financial statement reporting purposes in accordance with SFAS 123R, without regard to discounts for estimated forfeitures.

(2)
No options were granted to directors in fiscal 2009.  Amounts in column represent the dollar amount of expense recognized on outstanding option awards for consolidated financial statement reporting purposes in accordance with SFAS 123R, without regard to discounts for estimated forfeitures.  The following are the option awards outstanding for each director listed above as of June 30, 2009:

Name	Outstanding Option Awards
Alan W. Bird	26,450
John T. Dempsey	13,225
James A. Fitch, Jr.	13,225
Barbara K. Minster	10,580
Rodolfo Serna	13,225

(3)
Represents retirement benefits received by Ms. Minster in connection with her retirement in 1995 as Vice President of the Bank.  Under the agreement with the Bank entered into upon her retirement, Ms. Minster receives a fixed amount of $1,000 per month.

Each director of the Company receives a cash retainer fee of $1,700 per month.  Each member of the Audit Committee is also paid $300 for each regular monthly committee meeting attended.  No additional compensation is paid for attendance at any of the Company’s other Board committee meetings.  Given the current economic environment, effective November 2009, the Board of Directors determined to reduce the monthly cash retainer payable to each director to $1,500.

Each of the directors of the Company is also a director of the Bank.  Directors do not receive any additional compensation for serving on the Bank’s board of directors or any committee thereof.  Total cash fees paid to all members of the Company’s board of directors for service as a director in fiscal 2009 was $129,800.

The directors are also eligible to participate in and receive awards under each of the Company’s Stock Option Plan and Management Recognition and Retention Plan.

TRANSACTIONS WITH RELATED PERSONS

Some of the executive officers and directors of the Company are, and have been during the preceding year, customers of the Bank.  As such customers, they have had transactions in the ordinary course of business of the Bank, including borrowings, all of which transactions are or were on substantially the same terms (including interest rates and collateral on loans) as those prevailing at the time for comparable transactions with nonaffiliated persons.  In the opinion of management of the Company, none of the transactions involved more than the normal risk of collectibility or presented any other unfavorable features.  At June 30, 2009, the Bank had $30,154 in loans outstanding to certain directors and executive officers of the Company and certain executive officers of the Bank, which amount represented less than 1% of the Company’s total loans outstanding as of that date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, certain executive officers and persons who own more than 10% of the Company’s Common Stock to file reports of beneficial ownership and changes in such ownership with the SEC.  Officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms filed with the SEC and available on the SEC’s website, the Company believes that during fiscal 2009, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with.  For certain prior fiscal years, the Company expects that filings will be made with respect to statements of initial beneficial ownership on Form 3 and changes in beneficial ownership on Form 4 for the Company’s Senior Vice President—Operations/IT.

PROPOSAL 2. — RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

General

The Company’s independent accountants for the fiscal year ended June 30, 2009, were Crowe Horwath LLP.  The Company’s Audit Committee has selected Crowe Horwath to serve as the Company’s independent public accountants for the fiscal year ending June 30, 2010, and further directs that the selection of the independent accountants be submitted for ratification by the stockholders at the Annual Meeting.  Although the selection of the independent accountants is, by law, the responsibility of the Audit Committee, the Board of Directors has determined to provide stockholders the opportunity to express their view concerning such appointment by voting on this non-binding ratification proposal.

The Company has been advised by Crowe Horwath that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent public accountants and clients.  Crowe Horwath will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS INDEPENDENT
PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2010.

Audit Fees

The aggregate amounts of the fees billed or to be billed by Crowe Horwath for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended June 30, 2009 and 2008, including its reviews of the Company’s unaudited interim financial statements included in reports on Form 10-Q filed by the Company under the Exchange Act during each such fiscal year, were $109,600 and $142,500, respectively.

Audit-Related Fees

Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above.  There were no audit-related fees in fiscal 2009 and 2008.

Tax Fees

Tax fees include fees for tax compliance services, including preparation of tax returns, amended returns, carryback claims, tax return preparation advice and tax planning services.  Aggregate fees for tax services were $10,800 in fiscal 2009 and $12,150 in fiscal 2008.

All Other Fees

The aggregate amount of the fees billed by Crowe Horwath for all other services rendered by it to the Company during fiscal 2009 was $13,450, which consisted of  services related to reviewing the Company’s 280G calculation, consultation for stock compensation, tax implications for the termination of the BOLI investment and licensing fees for SOX 404 documentation software.  The amount of the aggregate fees billed by Crowe Horwath for all other services rendered by it to the Company during fiscal 2008 was $21,500, which consisted of services related to reviewing the Company’s 280G calculation and consultation regarding the Company’s documentation of internal control over financial reporting.

The Audit Committee considered whether the provision of the nonaudit services by Crowe Horwath in fiscal 2009 was compatible with maintaining the independence of Crowe Horwath and in evaluating whether to appoint Crowe Horwath to perform the audit of the Company’s financial statements for the fiscal year ending June 30, 2010.

The full Audit Committee considers any proposed engagement of the independent public accountants to render audit or permissible nonaudit services for preapproval.  All of the services provided by the independent public accountants in fiscal 2009 were preapproved by the Audit Committee.

Report of the Audit Committee

The Audit Committee of the Company’s Board of Directors is currently comprised of three outside directors, a majority of whom are “independent” within the meaning of the Nasdaq rules and satisfy the heightened independence standards under the SEC rules.  The Committee operates under a written charter adopted by it and the Board of Directors.  The Board appoints the Audit Committee and its chairman, with the Committee to consist of no fewer than three directors.  The Board has designated Mr. Dempsey as the “audit committee financial expert.”  The Committee assists the Board, through review and recommendation, in its oversight responsibility related to the quality and integrity of the Company’s financial information and reporting functions, the adequacy and effectiveness of the Company’s system of internal accounting and financial controls, and the independent audit process.

The responsibility for the quality and integrity of the Company’s financial statements and the completeness and accuracy of its internal controls and financial reporting process rests with the Company’s management.  The Company’s independent public accountants for 2009, Crowe Horwath LLP, are responsible for performing an audit and expressing an opinion as to whether the Company’s financial statements are fairly presented, in all material respects, in conformity with generally accepted accounting principles.

The Audit Committee reviewed and discussed with management and Crowe Horwath the audited financial statements of the Company for the year ended June 30, 2009.  The Audit Committee also reviewed and discussed with Crowe Horwath the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Communication with Audit Committees”), as currently in effect.

Crowe Horwath also provided to the Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board, as currently in effect, regarding an independent accountant’s communications with an audit committee concerning independence.  The disclosures described the relationships and fee arrangements between the firm and the Company.  Consistent with these requirements, the Audit Committee considered at a meeting held on September 25, 2009, whether these relationships and arrangements are compatible with maintaining Crowe Horwath’s independence, and has discussed with representatives of Crowe Horwath that firm’s independence from the Company.

Based on the above-mentioned reviews and discussions with management and Crowe Horwath, the Audit Committee, exercising its business judgment and based on the roles and responsibilities described in its charter, recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended June 30, 2009, for filing with the SEC.

This report is submitted on behalf of the Audit Committee of the Board of Directors:

John T. Dempsey (Chair)
C. Michael McLaren
Rodolfo Serna

The foregoing Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, (the “Acts”) except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCKHOLDER PROPOSALS

Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company, must be received at the Company’s main office, 9226 South Commercial Avenue, Chicago, Illinois 60617, Attention: Secretary, no later than June 2, 2010.  If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act, it will be included in the Company’s Proxy Statement and set forth on the form of proxy issued for the next annual meeting of stockholders.  It is urged that any such proposals be sent by certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company’s Bylaws, which provides that to be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.  To be timely, a stockholder’s notice must be received by the Company at its principal executive offices no less than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company, or not later than June 2, 2010 in connection with the next annual meeting of stockholders of the Company.  A stockholder’s notice must set forth, as to each matter the stockholder proposes to bring before an annual meeting, (a) a brief description of the business desired to be brought before the annual meeting and (b) certain other information set forth in the Bylaws.  No stockholder proposals have been received by the Company in connection with the Annual Meeting.

ANNUAL REPORTS AND FINANCIAL STATEMENTS

A copy of the Company’s Annual Report to Stockholders on Form 10-K for the fiscal year ended June 30, 2009 accompanies this Proxy Statement.

OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than those matters described in the Notice of Annual Meeting of Stockholders and this Proxy Statement.  However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the best judgment of the persons voting the proxies.

By Order of the Board of Directors,

/s/Andrew Morua
Andrew Morua
Secretary

September 30, 2009
Chicago, Illinois

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
ROYAL FINANCIAL, INC.

CORDIALLY INVITES YOU TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS WEDNESDAY, OCTOBER 21, 2009, 1:00 P.M.

In their discretion, the proxies are authorized to vote with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting. The Board of Directors recommends that you vote FOR the nominees for director listed adjacent hereto and FOR the proposal to ratify the independent accountants for fiscal year 2010. You are encouraged to specify your choices by marking the appropriate boxes; however, you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company called for October 21, 2009, a Proxy Statement for the Annual Meeting and the 2009 Annual Report to Stockholders.

The undersigned hereby appoints Leonard Szwajkowski and Andrew Morua as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 9226 South Commercial Avenue, Chicago, Illinois, on Wednesday, October 21, 2009, at 1:00 p.m. local time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as indicated below.

Please be sure to date and sign this proxy card in the box below.

Date ______________

Sign above ______________

	For	With-hold	For All Except
1. Election of Directors *Nominees for three-year term:* **Alan W. Bird, James A. Fitch, Jr. and Roger L. Hupe.**	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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If you plan to personally attend the Annual Meeting of Stockholders on October 21, 2009, please check the box. → ☐

SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR THE PROPOSAL TO RATIFY THE INDEPENDENT ACCOUNTANT FOR FISCAL YEAR 2010, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROYAL FINANCIAL, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 21, 2009 AND AT ANY ADJOURNMENT THEREOF.

Detach above card, sign, date and mail in postage paid envelope provided.

ROYAL FINANCIAL, INC.
9226 South Commercial Avenue
Chicago, Illinois

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

F YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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